Exhibit 99.1






                                                        May 10, 2005





FOR IMMEDIATE RELEASE

Contact:  Laura Ulbrandt  (212) 460-1900



                          LEUCADIA NATIONAL CORPORATION
                      ANNOUNCES FIRST QUARTER 2005 RESULTS



Leucadia National Corporation (LUK - NYSE and PCX) today announced its operating results for the three month period ended March 31, 2005. Net income was $2,613,000 or $.02 per diluted common share for the three month period ended March 31, 2005 compared to net loss of $11,952,000 or $.11 per diluted common share for the three month period ended March 31, 2004.

For more information on the Company's results of operations for the first quarter of 2005, please see the Company's Form 10-Q for the three months ended March 31, 2005, which was filed with the Securities and Exchange Commission today.


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           SUMMARY FOR LEUCADIA NATIONAL CORPORATION AND SUBSIDIARIES
                (In thousands, except earnings per share amounts)
                                   (Unaudited)

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


                                                                                    For the Three Month
                                                                                  Period Ended March 31,
                                                                                  ---------------------
                                                                                   2005              2004
                                                                                   ----              ----

Revenues and other income                                                        $ 560,785         $ 509,730
                                                                                 =========         =========

Net securities gains                                                             $      55         $   9,272
                                                                                 =========         =========

Loss from continuing operations before income taxes and
   equity in income of associated companies                                      $  (7,911)        $ (35,194)

Income taxes                                                                           624               258
                                                                                 ---------         ---------

Loss from continuing operations before equity in income
   of associated companies                                                       $  (8,535)        $ (35,452)
                                                                                 =========         =========

Equity in income of associated companies, net of taxes                           $  11,148         $  23,981
                                                                                 =========         =========

Income (loss) from continuing operations                                         $   2,613         $ (11,471)
                                                                                 =========         =========

Loss from discontinued operations, net of taxes                                  $    --           $    (481)
                                                                                 =========         =========

   Net income (loss)                                                             $   2,613         $ (11,952)
                                                                                 =========         =========


Basic earnings (loss) per common share:
Income (loss) from continuing operations                                           $   .02           $  (.11)
Loss from discontinued operations                                                      --               --
                                                                                   -------           -------
   Net income (loss)                                                                   .02           $  (.11)
                                                                                   =======           =======

Number of shares in calculation                                                    107,609           106,272
                                                                                   =======           =======

Diluted earnings (loss) per common share:
Income (loss) from continuing operations                                           $   .02           $  (.11)
Loss from discontinued operations                                                     --                --
                                                                                   -------           --------
   Net income (loss)                                                               $   .02           $  (.11)
                                                                                   =======           =======


Number of shares in calculation                                                    107,880           106,272
                                                                                   =======           =======

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